Exhibit 99.1

VISHAY REPORTS RESULTS FOR THIRD QUARTER 2017

•	Revenues for Q3 2017 of $678 million
•	Gross Margin Q3 of 27.9%
•	Adjusted Operating Margin Q3 of 14.1%
•	EPS Q3 of $0.41
•	Adjusted EPS Q3 of $0.42
•	Cash from operations for trailing twelve months Q3 of $329 million and capital expenditures of $138 million
•	Exchange rate impacts on revenues were plus $14 million quarter over quarter
•	Stock repurchase Q3 2017 of 2.1 million shares for $37.6 million
•	Guidance for Q4 2017 for revenues of $645 - $685 million and gross margins of 26% - 28% at Q3 exchange rates

MALVERN, PENNSYLVANIA – October 26, 2017 – Revenues for the fiscal quarter ended September 30, 2017 were $677.9 million, compared to $644.9 million for the fiscal quarter ended July 1, 2017 and $592.0 million for the fiscal quarter ended October 1, 2016.  Net earnings attributable to Vishay stockholders for the fiscal quarter ended September 30, 2017 were $64.4 million, or $0.41 per diluted share, compared to $56.2 million, or $0.36 per diluted share for the fiscal quarter ended July 1, 2017, and $36.4 million, or $0.24 per diluted share for the fiscal quarter ended October 1, 2016.

All periods presented include certain items affecting comparability. These items are summarized on the attached reconciliation schedule.  Adjusted earnings per diluted share, which exclude these items net of tax and the unusual tax items, were $0.42, $0.36, and $0.25 for the fiscal quarters ended September 30, 2017, July 1, 2017, and October 1, 2016, respectively.

Commenting on the results for the third quarter 2017, Dr. Gerald Paul, President and Chief Executive Officer, stated, "The third quarter represented a continuation of the trends of the first half of the year. Demand from all end markets improved further, in particular the automotive and industrial markets. Customers remain very confident across the board. Also, inventory turns of our products at distributors remained high with 3.7 turns."

Dr. Paul continued, "We will further increase our efforts to even better penetrate automotive and industrial markets in Asia. For automotive markets worldwide we expect strong growth for years to come driven by e-mobility and sensors. It is a market in which we are very well positioned."

Dr. Paul stated further, "We are especially content to enjoy the benefits of having restructured the MOSFETs business. On the new cost basis, we anticipate a good future for this line."

Commenting on the outlook Dr. Paul stated, "For the fourth quarter based on fewer working days, we guide for revenues of $645 to $685 million and gross margins of 26% to 28% at the exchange rates for the third quarter."

A conference call to discuss Vishay's third quarter financial results is scheduled for Thursday, October 26, 2017 at 9:00 a.m. ET. The dial-in number for the conference call is 877-589-6174 (+1 706-643-1406 if calling from outside the United States or Canada) and the conference ID is 91653094.

There will be a replay of the conference call from 12:00 p.m. ET on Thursday, October 26, 2017 through 11:59 p.m. ET on Thursday, November 2, 2017. The telephone number for the replay is 800-585-8367 (+1 855-859-2056 or 404-537-3406 if calling from outside the United States or Canada) and the access code is 91653094.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

About Vishay

Vishay Intertechnology, Inc., a Fortune 1000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, MOSFETs, and infrared optoelectronics) and passive electronic components (resistors, inductors, and capacitors). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, power supplies, and medical markets. Vishay's product innovations, successful acquisition strategy, and "one-stop shop" service have made it a global industry leader. Vishay can be found on the Internet at www.vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including statements with respect to forecasted revenues, margins, cash generation, restructuring programs and their financial impact, anticipated growth areas for the company, global growth markets generally and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words such as "believe," "estimate," "will be," "will," "would," "expect," "anticipate," "plan," "project," "intend," "could," "should," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; delays or difficulties in implementing our cost reduction strategies; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in applicable domestic and foreign tax regulations and uncertainty regarding the same;  and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	September 30, 2017	July 1, 2017	October 1, 2016

Net revenues	$677,883	$644,892	$591,955
Costs of products sold	488,610	471,929	438,054
Gross profit	189,273	172,963	153,901
Gross margin	27.9%	26.8%	26.0%

Selling, general, and administrative expenses	93,701	90,446	93,916
Restructuring and severance costs	3,244	481	1,197
Impairment of intangible assets	-	-	1,559
Operating income	92,328	82,036	57,229
Operating margin	13.6%	12.7%	9.7%

Other income (expense):
Interest expense	(6,938)	(7,076)	(6,165)
Other	798	749	(380)
Total other income (expense) - net	(6,140)	(6,327)	(6,545)

Income before taxes	86,188	75,709	50,684

Income taxes	21,605	19,300	14,088

Net earnings	64,583	56,409	36,596

Less: net earnings attributable to noncontrolling interests	179	219	156

Net earnings attributable to Vishay stockholders	$64,404	$56,190	$36,440

Basic earnings per share attributable to Vishay stockholders	$0.44	$0.38	$0.25

Diluted earnings per share attributable to Vishay stockholders	$0.41	$0.36	$0.24

Weighted average shares outstanding - basic	145,728	146,381	146,924

Weighted average shares outstanding - diluted	156,701	155,300	149,894

Cash dividends per share	$0.0625	$0.0625	$0.0625

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	September 30, 2017	October 1, 2016

Net revenues	$1,929,033	$1,752,612
Costs of products sold	1,405,922	1,315,274
Gross profit	523,111	437,338
Gross margin	27.1%	25.0%

Selling, general, and administrative expenses	278,865	276,455
Restructuring and severance costs	5,194	12,139
Impairment of intangible assets	-	1,559
Operating income	239,052	147,185
Operating margin	12.4%	8.4%

Other income (expense):
Interest expense	(20,804)	(18,901)
Other	1,151	2,655
Loss on disposal of equity affiliate	(7,060)	-
Gain on early extinguishment of debt	-	4,597
Total other income (expense) - net	(26,713)	(11,649)

Income before taxes	212,339	135,536

Income taxes	54,398	37,559

Net earnings	157,941	97,977

Less: net earnings attributable to noncontrolling interests	628	437

Net earnings attributable to Vishay stockholders	$157,313	$97,540

Basic earnings per share attributable to Vishay stockholders	$1.08	$0.66

Diluted earnings per share attributable to Vishay stockholders	$1.01	$0.65

Weighted average shares outstanding - basic	146,128	147,470

Weighted average shares outstanding - diluted	155,626	150,125

Cash dividends per share	$0.1875	$0.1875

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	September 30, 2017	December 31, 2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$575,385	$471,781
Short-term investments	668,185	626,627
Accounts receivable, net	329,422	274,027
Inventories:
Finished goods	131,367	109,075
Work in process	178,173	162,311
Raw materials	128,036	109,859
Total inventories	437,576	381,245

Prepaid expenses and other current assets	112,394	110,792
Total current assets	2,122,962	1,864,472

Property and equipment, at cost:
Land	91,905	89,753
Buildings and improvements	595,628	570,932
Machinery and equipment	2,399,972	2,283,222
Construction in progress	63,766	71,777
Allowance for depreciation	(2,298,431)	(2,166,813)
	852,840	848,871

Goodwill	142,545	141,407

Other intangible assets, net	73,154	84,463

Other assets	142,753	138,588
Total assets	$3,334,254	$3,077,801

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	September 30, 2017	December 31, 2016
	(unaudited)
Liabilities and stockholders' equity
Current liabilities:
Notes payable to banks	$25	$3
Trade accounts payable	181,988	174,107
Payroll and related expenses	138,616	114,576
Other accrued expenses	151,883	149,131
Income taxes	18,085	19,033
Total current liabilities	490,597	456,850

Long-term debt less current portion	356,938	357,023
Deferred income taxes	289,526	286,797
Other liabilities	67,712	59,725
Accrued pension and other postretirement costs	273,851	257,789
Total liabilities	1,478,624	1,418,184

Redeemable convertible debentures	252,889	88,659

Equity:
Vishay stockholders' equity
Common stock	13,200	13,385
Class B convertible common stock	1,213	1,213
Capital in excess of par value	1,753,369	1,952,988
Retained earnings (accumulated deficit)	(177,075)	(307,417)
Accumulated other comprehensive income (loss)	10,158	(94,652)
Total Vishay stockholders' equity	1,600,865	1,565,517
Noncontrolling interests	1,876	5,441
Total equity	1,602,741	1,570,958
Total liabilities, temporary equity, and equity	$3,334,254	$3,077,801

VISHAY INTERTECHNOLOGY, INC.
Consolidated Statements of Cash Flows
(Unaudited - In thousands)
	Nine fiscal months ended
	September 30, 2017	October 1, 2016*

Operating activities
Net earnings	$157,941	$97,977
Adjustments to reconcile net earnings (loss) to
net cash provided by operating activities:
Depreciation and amortization	121,319	119,143
(Gain) loss on disposal of property and equipment	(106)	(1,373)
Accretion of interest on convertible debentures	3,703	3,425
Inventory write-offs for obsolescence	12,157	17,085
Loss on disposal of equity affiliate	7,060	-
Impairment of intangible assets	-	1,559
Deferred income taxes	9,115	(1,750)
Gain on early extinguishment of debt	-	(4,597)
Other	6,531	(4,944)
Changes in operating assets and liabilities, net of effects of businesses acquired	(71,875)	(13,455)
Net cash provided by operating activities	245,845	213,070

Investing activities
Purchase of property and equipment	(84,790)	(81,346)
Proceeds from sale of property and equipment	1,484	1,241
Purchase of short-term investments	(598,937)	(472,938)
Maturity of short-term investments	610,573	491,867
Other investing activities	(6,663)	2,886
Net cash provided by (used in) investing activities	(78,333)	(58,290)

Financing activities
Principal payments on long-term debt and capital lease obligations	-	(34,044)
Net proceeds (payments) on revolving credit lines	(5,000)	(41,000)
Common stock repurchases	(37,564)	(16,981)
Net changes in short-term borrowings	22	(626)
Dividends paid to common stockholders	(25,054)	(25,329)
Dividends paid to Class B common stockholders	(2,274)	(2,274)
Proceeds from stock options exercised	1,260	-
Distributions to noncontrolling interests	(1,140)	(707)
Acquisition of noncontrolling interests	(4,100)	-
Cash withholding taxes paid when shares withheld for vested equity awards	(1,971)	(442)
Other financing activities	(1,255)	-
Net cash provided by (used in) financing activities	(77,076)	(121,403)
Effect of exchange rate changes on cash and cash equivalents	13,168	2,703

Net increase in cash and cash equivalents	103,604	36,080

Cash and cash equivalents at beginning of period	471,781	475,507
Cash and cash equivalents at end of period	$575,385	$511,587

* recast for the retrospective adoption of ASU 2016-09.

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	September 30, 2017	July 1, 2017	October 1, 2016	September 30, 2017	October 1, 2016

GAAP net earnings attributable to Vishay stockholders	$64,404	$56,190	$36,440	$157,313	$97,540

Reconciling items affecting operating income:
Restructuring and severance costs	$3,244	$481	$1,197	$5,194	$12,139
Impairment of intangible assets	-	-	1,559	-	1,559

Reconciling items affecting other income (expense):
Loss on disposal of equity affiliate	$-	$-	$-	$7,060	$-
Gain on early extinguishment of debt	-	-	-	-	(4,597)

Reconciling items affecting tax expense (benefit):
Effects of cash repatriation program	$(892)	$(1,240)	$(1,402)	$(3,100)	$(3,388)
Effects of changes in uncertain tax positions	(804)	-	-	(804)	-
Tax effects of pre-tax items above	(674)	(156)	(441)	(1,271)	(2,436)

Adjusted net earnings	$65,278	$55,275	$37,353	$164,392	$100,817

Adjusted weighted average diluted shares outstanding	156,701	155,300	149,894	155,626	150,125

Adjusted earnings per diluted share*	$0.42	$0.36	$0.25	$1.06	$0.67

* Includes add-back of interest on exchangeable notes in periods where the notes are dilutive.

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 30, 2017	July 1, 2017	October 1, 2016	September 30, 2017	October 1, 2016
Net cash provided by operating activities	$117,579	$84,592	$117,657	$245,845	$213,070
Proceeds from sale of property and equipment	196	345	1,048	1,484	1,241
Less: Capital expenditures	(35,723)	(32,399)	(30,273)	(84,790)	(81,346)
Free cash	$82,052	$52,538	$88,432	$162,539	$132,965

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 30, 2017	July 1, 2017	October 1, 2016	September 30, 2017	October 1, 2016

GAAP net earnings attributable to Vishay stockholders	$64,404	$56,190	$36,440	$157,313	$97,540
Net earnings attributable to noncontrolling interests	179	219	156	628	437
Net earnings	$64,583	$56,409	$36,596	$157,941	$97,977

Interest expense	$6,938	$7,076	$6,165	$20,804	$18,901
Interest income	(1,802)	(1,534)	(1,033)	(4,599)	(3,200)
Income taxes	21,605	19,300	14,088	54,398	37,559
Depreciation and amortization	40,939	40,168	40,026	121,319	119,143
EBITDA	$132,263	$121,419	$95,842	$349,863	$270,380

Reconciling items
Restructuring and severance costs	$3,244	$481	$1,197	$5,194	$12,139
Impairment of intangible assets	-	-	1,559	-	1,559
Loss on disposal of equity affiliate	-	-	-	7,060	-
Gain on early extinguishment of debt	-	-	-	-	(4,597)

Adjusted EBITDA	$135,507	$121,900	$98,598	$362,117	$279,481

Adjusted EBITDA margin**	20.0%	18.9%	16.7%	18.8%	15.9%

** Adjusted EBITDA as a percentage of net revenues

Source: Vishay Intertechnology, Inc.
Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Senior Vice President, Corporate Communications
+1-610-644-1300